===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             DATA TRANSLATION, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     (5) Total fee paid:

         -----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

     (3) Filing Party:

         -----------------------------------------------------------------------

     (4) Date Filed:

         -----------------------------------------------------------------------

Notes:

Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                            DATA TRANSLATION, INC.

                               -----------------

                 NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held April 23, 2002

                               -----------------

To the Stockholders of Data Translation, Inc.:

   Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Data Translation, Inc. (the "Company") will be held at the offices of the Company, 100 Locke Drive, Marlboro, Massachusetts 01752, on April 23, 2002 at 9:30 a.m., local time, for the following purposes:

    1. To elect one Director of the Company to serve for a three-year term as a Class III Director; and

    2. To ratify the action of the Board of Directors in amending the Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder from 150,000 to 300,000; and

    3. To consider and vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

   Only holders of record of the Company's common stock at the close of business on March 1, 2002 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Directors

                                          ELLEN W. HARPIN
                                          Secretary

Marlboro, Massachusetts
March 25, 2002

                                   IMPORTANT

   EVEN THOUGH YOU MAY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO WITHDRAW YOUR PROXY AND VOTE IN PERSON, YOU MAY DO SO.

                            DATA TRANSLATION, INC.

                               -----------------

            PROXY STATEMENT FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held April 23, 2002

                               -----------------

                VOTING, REVOCATION AND SOLICITATION OF PROXIES

   This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Data Translation, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held at the offices of the Company, 100 Locke Drive, Marlboro, Massachusetts 01752, on April 23, 2002 at 9:30 a.m., local time, and any adjournments or postponements thereof. This Proxy Statement and the accompanying Notice of Meeting and Proxy Card are being first mailed on or about March 25, 2002 to stockholders of record as of March 1, 2002. The Annual Meeting has been called for the following purposes: (i) to elect one Director of the Company to serve for a three-year term as a Class III Director; (ii) to ratify the action of the Board of Directors in amending the Employee Stock Purchase Plan; and (iii) to consider and vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

Record Date; Voting

   The Board of Directors of the Company (referred to hereinafter as the "Board of Directors" or the "Directors") has fixed the close of business on March 1, 2002 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof (the "Record Date"). Only holders of record of common stock of the Company at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the close of business on the Record Date, 3,511,312 shares of the Company's common stock, par value $.01 per share (the "Common Stock") were outstanding. As of such date, there were approximately 150 holders of record of the Company's Common Stock. Holders of the Company's Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record upon each matter properly submitted to the Annual Meeting or any adjournments or postponements thereof.

Proxies

   Holders of the Company's Common Stock are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope. The proxy card must be signed and dated for it to be properly executed. If the enclosed proxy card is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will, unless such proxy has previously been revoked, be voted in accordance with the instructions marked thereon. Executed proxies with no instructions indicated thereon will be voted "FOR" each of the proposals.

   Any properly completed proxy card may be revoked at any time before it is voted by giving written notice of such revocation to the Secretary of the Company, at the address set forth above, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

   In addition to the solicitation of proxies by mail, the Directors, officers and regular employees of the Company may also solicit proxies personally or by telephone or other means. None of such Directors, officers or employees will receive any compensation for such solicitation activities. The Company will bear the costs of preparing, printing and mailing the materials used in the solicitation of proxies. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them and will provide reimbursement for the cost of forwarding the materials in accordance with customary charges.

Quorum and Stockholder Vote Required

   The presence, in person or by proxy, of the holders of at least a majority in interest of the total number of shares of the Common Stock of the Company issued, outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting for the transaction of business. A quorum being present, the affirmative vote of a plurality of the shares present and voting, in person or by proxy, is necessary to elect one Director of the Company for a three-year term (Proposal No. 1), and the affirmative vote of the holders of a majority of the shares present and voting, in person or by proxy, is necessary to approve the amendment to the Employee Stock Purchase Plan (Proposal No. 2). A "broker non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Under applicable rules, brokers who hold shares of the Company's Common Stock in street name have the authority to vote the shares in the broker's discretion on "routine" matters if they have not received specific instructions from the beneficial owner of the shares. The uncontested election of directors is a "routine" matter for this purpose. With respect to matters which are determined by the appropriate broker-dealer regulatory organization to be "non-routine," which includes Proposal No. 2 on the agenda for this meeting of the Company's stockholders, brokers may not vote shares held in street name without specific instructions from the beneficial owner. If a broker holding shares in street name submits a proxy card on which the broker physically lines out the matter, that action is called a "broker non-vote" as to that matter. Shares that reflect abstentions or broker non-votes will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting, but will not be counted as votes on any proposals at the Annual Meeting. Accordingly, with respect to votes on the election of the Class III Director and approval of the amendment to the Employee Stock Purchase Plan, abstentions and broker non-votes will have no effect on the outcome of such votes.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth as of March 1, 2002 information with respect to the shares of Common Stock that are beneficially owned by each person holding more than 5% of the outstanding Common Stock, by (i) each director or nominee for director of the Company, (ii) executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below, (iii) all directors and executive officers as a group and
(iv) each person known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock. As of March 1, 2002, 3,511,312 shares of Common Stock were outstanding.

                                                              Amount and    Percentage of
                                                               Nature of     Outstanding
                                                              Beneficial      Shares of
                                                             Ownership of       Common
Name of Beneficial Owner**                                  Common Stock(1) Stock Owned(1)
--------------------------                                  --------------- --------------
Alfred A. Molinari, Jr.(2).................................    1,759,300        48.49%
Ellen W. Harpin(3).........................................       17,498            *
D'Anne Hurd(4).............................................        9,289            *
David Cyganski(5)..........................................        9,164            *
Jeffrey M. Cronin(6).......................................       30,390            *
Michael A. DiPoto(7).......................................       34,965            *
All executive officers and directors as a group (6 persons)    1,860,606        49.96%

--------
*  Represents less than 1%.
** Addresses are only given for beneficial owners of more than 5% of the outstanding shares of Common
   Stock.

(1) Beneficial ownership is calculated in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following March 1, 2002 are deemed outstanding. However, such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
(2) Includes 116,667 shares subject to stock options that are exercisable within 60 days of March 1, 2002. Mr. Molinari's address is c/o the Company, 100 Locke Drive, Marlboro, Massachusetts 01752.
(3) Includes 17,498 shares subject to stock options that are exercisable within 60 days of March 1, 2002.
(4) Includes 9,164 shares subject to stock options that are exercisable within 60 days of March 1, 2002.
(5) Includes 9,164 shares subject to stock options that are exercisable within 60 days of March 1, 2002.
(6) Includes 28,624 shares subject to stock options that are exercisable within 60 days of March 1, 2002.
(7) Includes 31,665 shares subject to stock options that are exercisable within 60 days of March 1, 2002.

                                PROPOSAL NO. 1
                      NOMINATION AND ELECTION OF DIRECTOR

   The Board of Directors of the Company currently consists of four members and is divided into three classes, Class I with one Director, Class II with two Directors and Class III with one Director. The term of office of one of the classes expires in each year and the Directors' successors will be elected at each annual meeting of stockholders for a term of three years and until their successors are elected and qualified. Each of the nominee and incumbent directors was elected to his or her initial term in 1996.

   At the Annual Meeting, one person will be elected as a Class III Director of the Company to serve for a three-year term until the 2005 annual meeting of stockholders and until his successor is elected and qualified. The Board of Directors has nominated Alfred A. Molinari, Jr. for re-election as a Class III Director of the Company for a three-year term. Approval by the affirmative vote of a plurality of the shares present and voting, in person or by proxy, at the Annual Meeting is necessary to elect Mr. Molinari as a Director.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALFRED A. MOLINARI, JR. AS DIRECTOR.

   Unless authority to do so has been withheld or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy FOR the election of Mr. Molinari to serve as a Class III Director of the Company. The Board of Directors believes that Mr. Molinari will stand for election and will, if elected, serve as Director. However, if Mr. Molinari fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may nominate and recommend.

   Information regarding the nominee for election as Director and incumbent Directors, including principal employment and prior business experience, is set forth below.

Nominee for Election as Director:

   Alfred A. Molinari, Jr., 60, for a term expiring in 2005. Mr. Molinari has been the Chief Executive Officer and Chairman of the Board of Directors of the Company since 1996. Mr. Molinari is the founder of Media 100 and served as the Chief Executive Officer of Media 100 from its inception in 1973 until the Company's spin-off from Media 100, Inc. (respectively, the "Spin-off" and "Media 100").

Incumbent Directors:

   Dr. David Cyganski, 48, term expires in 2004. Dr. Cyganski has served in faculty and administrative positions at Worcester Polytechnic Institute ("WPI") since prior to 1992. Since October 1992, Dr. Cyganski has been a professor in the WPI Electrical and Computer Engineering Department.

   Ellen W. Harpin, 46, term expires in 2003. Ms. Harpin has been the Secretary and a Director of the Company since 1997. She currently serves as Vice President of Engineering of the Company. Ms. Harpin previously served as Vice President, Administration from October 1998 to May 1999 and as Vice President, Sales from October 1997 to October 1998. She served as Vice President of Administration for Media 100 from July 1995 to September 1996, prior to the Spin-off. Ms. Harpin was employed by Media 100 from March 1983 until November 1996 and during her tenure also served as Chief Financial Officer, Treasurer, Vice President, Manufacturing and Director of Sales.

   D'Anne Hurd, 51, term expires in 2004. Ms. Hurd is currently Chief Financial Officer and General Counsel of Vividon, Inc. From May 1999 to March 2001, Ms. Hurd was Chief Financial Officer and General Counsel of NaviNet, Inc. From February 1996 to May 1999, Ms. Hurd was Chief Financial Officer and General Counsel of SmartRoute Systems, Inc. She previously served as a business/legal consultant, specializing in initial public offerings and strategic alliances/joint ventures.

Board of Directors and its Committees

   The Board of Directors held seven meetings during the fiscal year ended November 30, 2001. During fiscal 2001, each of the Directors attended more than 75% of all meetings of the Board of Directors and of the committees of which he or she was a member held while such person was a member of the Board of Directors.

   The Board of Directors has a Compensation Committee and an Audit Committee, but no nominating committee. The Compensation Committee makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company and establishes and approves compensation arrangements for the executive officer of the Company. The members of the Compensation Committee are Ms. Hurd, Dr. Cyganski and Mr. Molinari. During the fiscal year ended November 30, 2001, the Compensation Committee acted by written consent on one occasion. The Audit Committee consists of two members. The Board of Directors has not adopted a written charter for the Audit Committee. The Audit Committee is reconstituted annually at the first meeting of the Board of Directors following the Annual Meeting of Stockholders. The Audit Committee reviews the results and scope of the financial audit and other services provided by the Company's independent public accountants and makes recommendations to the Directors. The members of the Audit Committee are Ms. Hurd and Dr. Cyganski. Each member of the Audit Committee is an "independent director" as defined in Rule 4200
(a)(14) of the National Association of Securities Dealers' listing standards. During the fiscal year ended November 30, 2001, the Audit Committee met four times.

Board of Directors Compensation

   The Company compensates each Director who is not also an employee of the Company $7,500 per year plus $500 per meeting for services as a Director. In addition, each non-employee Director is eligible to receive options under the Company's 1996 Stock Option Plan. Directors of the Company who are employees of the Company are not paid any fees or additional compensation for service as members of the Board of Directors or any of its committees.

                                PROPOSAL NO. 2
        APPROVAL OF AN INCREASE OF THE NUMBER OF SHARES OF COMMON STOCK
           RESERVED UNDER THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

   On February 19, 2002, the Board of Directors voted to amend the Company's Employee Stock Purchase Plan (the "ESPP"). The amendments to the ESPP have the effect of increasing the number of shares available for issuance under the ESPP from 150,000 to 300,000. The purpose of the ESPP is twofold: first, to encourage stock ownership by employees by establishing a program that permits them to purchase shares of Common Stock on a regular basis through payroll deductions; and second, to offer employees an opportunity, without adverse tax consequences, to purchase stock at a 15% discount from market price.

Summary Description of the Employee Stock Purchase Plan

   The ESPP is intended to meet the requirements of Section 423 of the Code and applicable Treasury regulations. Individuals who are customarily employed on a full-time or part-time basis by the Company, and who are regularly scheduled to work more than 20 hours per week, except employees who hold 5% or more of the Company's Common Stock, are eligible to participate in the ESPP. Each participant in the ESPP is granted an option to purchase shares of Common Stock from the Company on the offering commencement date. The option expires six months later on the offering termination date. The exercise price of the option is 85% of the market value of the Common Stock on either the offering commencement date or the offering termination date, whichever is lower. Participants save funds to exercise the option by authorizing the Company to make payroll deductions. As each group of options expires, new options are granted. This continues until the earlier of the date all of the shares of Common Stock reserved under the ESPP have been sold, or until the date the ESPP terminates. In the event of the participant's death, the option may be transferred by the participant's will or the laws of descent and distribution.

Federal Income Tax Consequences to the Company and the Participants

   There are no Federal income tax consequences to the Company or the participant upon the grant or exercise of an option acquired under the ESPP. The participant's basis in the stock purchased is equal to the option exercise price. If the participant holds shares of Common Stock purchased pursuant to the exercise of an ESPP option for at least two years after the date the option was granted and at least one year after the exercise of the option, (i) the subsequent sale of the shares of Common Stock will give rise to ordinary income in an amount equal to the 15% discount, (ii) the participant's basis in the shares of Common Stock will be increased by the amount recognized as ordinary income, (iii) the participant will recognize a long-term capital gain or loss equal to the difference between the adjusted basis and the sale price, and (iv) no deduction will be available to the Company. If the participant sells the shares of Common Stock within two years after the date the option was granted or within one year after the exercise of the option, (a) the participant will recognize ordinary income in an amount equal to the difference between the fair market value on the date of exercise and the option exercise price, (b) the Company will be entitled to an equivalent deduction, (c) the participant's basis in such shares of Common Stock will be increased by the amount recognized as ordinary income, and (d) the participant will recognize a capital gain or loss equal to the difference between the adjusted basis and the sale price.

   Although the foregoing summarizes the essential features of the ESPP, it is qualified in its entirety by reference to the full text of the ESPP as amended, which is attached as Exhibit 1 to this proxy statement.

   The following table sets forth the number of shares of Common Stock purchased under the Company's Employee Stock Purchase Plan during the fiscal year ending November 30, 2001 to each of (i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all directors of the Company who are not executive officers of the Company as a group, (iv) all present executive officers of the Company as a group, and (v) all employees of the Company, including all other current officers, as a group:

       Shares Purchased Under the Company's Employee Stock Purchase Plan

                                                                               Number
                                                                                 of
Employee(1)                                                                    Shares
-----------                                                                    ------
Alfred A. Molinari, Jr........................................................     --
Jeffrey C. Cronin.............................................................     --
Michael A. DiPoto.............................................................     --
Ellen W. Harpin...............................................................     --
All directors who are not executive officers of the Company as a group........     --
All present executive officers of the Company as a group......................     --
All employees of the Company, including all other current officers, as a group 48,022

--------
(1) Does not include directors or officers who have not purchased shares of Common Stock under the Company's Employee Stock Purchase Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table provides certain summary information concerning the compensation of the Company's Chief Executive Officer and each of its other four most highly compensated executive officers (the "Named Executive Officers") for the fiscal year ended November 30, 2001.

                                                                   Long-Term
                                            Annual Compensation   Compensation
                                          ----------------------- ------------     All Other
       Name and Principal Position        Year Salary($) Bonus($)  Options(#)  Compensation($)(1)
       ---------------------------        ---- --------- -------- ------------ ------------------
Alfred A. Molinari, Jr................... 2001 $202,943  $    --         --         $   261
 Chairman of the Board, President and     2000 $225,000  $10,800    100,000         $   572
 Chief Executive Officer                  1999 $225,000  $30,650    100,000         $ 1,803

Jeffrey M. Cronin........................ 2001 $111,738  $    --         --         $   261
 Vice President, Operations               2000 $ 96,926  $ 6,900     20,000         $   375
                                          1999 $ 94,500  $13,820     16,650         $   757

Michael A. DiPoto(2)..................... 2001 $111,738  $    --         --         $   209
 Chief Financial Officer, Vice President, 2000 $ 97,577  $ 7,500     20,000         $   379
 Finance and Treasurer                    1999 $ 77,274  $13,171     20,000         $   619

Ellen W. Harpin(3)....................... 2001 $ 30,713  $    --      2,500         $16,979
 Vice President, Engineering              2000 $     --  $    --      2,500         $13,551
                                          1999 $ 40,203  $    --     18,000         $ 6,475

--------
(1) The amounts reported represent (i) the dollar value of premiums paid on term life insurance for the benefit of the Named Executive Officers and
    (ii) Company contributions to a defined contribution plan with respect to the Named Executive Officers.
(2) Mr. DiPoto joined the Company in March 1999.
(3) Ms. Harpin resigned from the Company in June 1999 and rejoined the Company in June 2001. Options granted in the fiscal years 2000 and 2001 were awarded to Ms. Harpin for her service as a Director of the Company. In addition, amounts received for her services as a Director and a consultant while not an employee of the Company are included under All Other Compensation.

Stock Options

   The following table provides information concerning the grant of stock options by the Company to the Named Executive Officers during the fiscal year ended November 30, 2001.

                       Option Grants in Last Fiscal Year



                                                                  Potential
                                                                  Realizable
                                                               Value at Assumed
                                                               Annual Rates of
                                  Individual Grants              Stock Price
                        --------------------------------------   Appreciation
                        Number of  % of Total                     Underlying
                        Securities  Options    or              ----------------
                         Options   Employees  Base  Expiration   5%       10%
       Name             Granted(#) in Fiscal  Price    Date      ($)      ($)
       ----             ----------    Year    ----- ----------  -----    -----
Alfred A. Molinari, Jr.      --         --    $  --       --      --       --
Jeffrey C. Cronin......      --         --    $  --       --      --       --
Michael A. DiPoto......      --         --    $  --       --      --       --
Ellen W. Harpin........   2,500      24.27%   $1.50  4/12/07   1,275    2,893

Option Exercises and Holdings

   The following table provides information, with respect to the Named Executive Officers, concerning unexercised Company options held as of the end of the fiscal year.

  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                    Values

                                                                              Value of unexercised
                           Shares                   Number of Unexercised     In-The-Money Options
                          Acquired                  Options at FY-End (#)       at FY-End ($)(1)
                             on         Value     ------------------------- ------------------------
       Name             Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
       ----             ------------ ------------ ----------- ------------- ----------- -------------
Alfred A. Molinari, Jr.      --           --        98,333       66,668      $(363,828)   $(299,713)
Jeffrey C. Cronin......      --           --        22,415       14,819      $ (93,219)   $ (73,914)
Michael A. DiPoto......      --           --        24,998       15,002      $(106,574)   $ (76,176)
Ellen W. Harpin........      --           --        13,665        9,334      $ (48,055)   $ (31,070)

--------
(1) Market value of underlying securities at November 30, 2001, minus the exercise price of "in-the-money" options.

Compensation Committee Interlocks and Insider Participation

   During the last completed fiscal year, Mr. Molinari, the Chief Executive Officer, President and Chairman of the Board of Directors of the Company, was a member of the Compensation Committee of the Board of Directors. See "CERTAIN RELATIONSHIPS AND TRANSACTIONS" for a description of certain lease payments by the Company in which Mr. Molinari has an interest.

Compensation Committee Report on Executive Compensation

   The Compensation Committee is responsible for reviewing the compensation of officers and other members of the Company's Management. The Compensation Committee of the Board of Directors of the Company consists of Dr. Cyganski, Ms. Hurd and Mr. Molinari.

   Compensation Policies for Executive Officers. The Compensation Committee's executive compensation philosophy is: (i) to set senior management compensation to attract and retain senior executives who will contribute to long-term success and growth of the Company; (ii) to pay the Company's senior management equitably in relation to peer companies; (iii) to calculate total compensation (i.e., the combined value of all cash and stock benefits) based on a measure of overall performance; (iv) to reward the Company's senior management for increased profitability and resulting shareholder value by closely aligning the financial interest of senior management with those of shareholders; and (v) to integrate compensation incentives with the long-term goals of the Company.

   The pay program described above applies to the Chief Executive Officer and other executive officers, and therefore reflects the criteria upon which the Chief Executive Officer's 2002 compensation is expected to be based.

   The Compensation Committee believes that it is appropriate to reward outstanding performance through a combination of cash bonuses and stock option grants, and thereby provide a competitive compensation package that will enable the Company to attract and retain the executives needed to achieve such performance.

   Stock Option Grants. Stock options are designed to attract and retain executives who can make significant contributions to the Company's success, reward executives for such significant contributions, and give executives a long-term incentive to increase shareholder value. In determining whether to grant stock options to executive officers, the Compensation Committee evaluates each officer's performance by examining criteria similar to those that are involved in determining base salary, and awards reflect individual performance reviews. The Compensation Committee also may recommend that the Directors grant stock options for executive retention purposes, taking into account, among other things, general industry practice.

   Federal Tax Regulations. As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company's deduction of executive compensation may be limited to the extent that a "covered employee" (i.e., the chief executive officer or one of the four highest compensated officers who is employed on the last day of Company's taxable year and whose compensation is reported in the summary compensation table in the Company's proxy statement) receives compensation in excess of $1,000,000 in such taxable year of the company (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Company intends to take appropriate action to comply with such regulations, if applicable, in the future.

                                          David Cyganski
                                          D'Anne Hurd
                                          Alfred A. Molinari, Jr.

Shareholder Return Performance Graph

   Set forth below is a graph comparing the performance of the Company's Common Stock against the cumulative total return of the NASDAQ Composite Index and the CRSP Index for NASDAQ Electronic Component Stocks since December 1996. The CRSP Index for NASDAQ Electronic Component Stocks is an industry index prepared by the Center of Research in Security Prices at the University of Chicago.

   The stock performance on the graph below is not necessarily indicative of future stock price performance.





                                    [CHART]

         CRSP INDEX FOR NASDAQ
         ELEC. COMPONENT STOCKS  NASDAQ COMPOSITE INDEX  DATA TRANSLATION, INC.
Dec-96            100                     100                     100
Nov-97            116.93                  124.78                   82.8
Nov-98            144.94                  153                      53.13
Nov-99            265.54                  263.36                  165.63
Nov-00            286.68                  204.1                    60.93
Nov-02            177.37                  152.03                   23.75


   The comparison of total return of investment (change in year-end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested at the close of the market on December 31, 1996 in each of Data Translation, Inc., the NASDAQ Composite Index and the CRSP Index for NASDAQ Electronic Component Stocks, with investment weighted on the basis of market capitalization.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company leases its domestic headquarters in Marlboro, Massachusetts (the "Facilities") from a related party trust, Nason Hill Trust (the "Trust"), a nominee trust of which Alfred A. Molinari, Jr., Chairman, Chief Executive Officer and President of the Company, and his wife are the sole trustees and beneficiaries.

   The Facilities are leased from the Trust under operating leases expiring on December 1, 2009. Pursuant to an amendment dated May 13, 1997, the annual lease payments are equal to the sum of (i) $1,300,000 through November 30, 2002, and adjusted thereafter by the applicable CPI increase as of December 1, 2002, for the period commencing December 1, 2002, and again December 1, 2005, for that period commencing December 1, 2005, and (ii) any additional interest costs payable by the Trust in such year under a note in favor of BankNorth Massachusetts due to the failure of the Company to maintain the financial ratios required for the most favorable interest rate under such note. In addition to such lease payments, the Company bears all of the tax, insurance and other costs of operating the Facilities and, under certain circumstances, various costs and expenses associated with the series of industrial revenue bonds, the proceeds of which were used in connection with the facilities. Total rental expense, net of sublease income, included in the operations of the Company under the lease for fiscal 2001 was $216,000.

   The following is a summary of certain agreements between the Company and Media 100 entered into in connection with the Spin-off. Alfred A. Molinari was a director and former Chief Executive Officer of Media 100 and his son, John A. Molinari, is President, Chief Executive Officer and a director of Media 100.

   Distribution Agreement. The Company and Media 100 are parties to a Distribution Agreement that provides for, among other things, the principal corporate transactions required to effect the Spin-off. The Distribution Agreement provides for indemnification of the Company by Media 100, and of Media 100 by the Company, in a manner designed, as between the two companies, to place with the Company financial responsibility for the data acquisition and imaging, commercial products and networking distribution businesses, and to place with Media 100 financial responsibility for the business retained by Media 100. The Distribution Agreement also provides for a tax sharing arrangement between the Company and Media 100. Pursuant to such agreement, each of the Company and Media 100 are responsible for tax liabilities relating to their respective operations. The Distribution Agreement also provides for the sharing of certain tax liabilities that may be associated with the Spin-off.

   Intellectual Property Agreement. The Company and Media 100 are parties to an Intellectual Property Agreement that provides for royalty-free, perpetual cross-licenses to each of Media 100 and the Company from the other for all technologies covered by existing patents and patent applications held by them as of the Spin-off. The agreement also provides that the parties will cross-license to each other technologies under patents issued pursuant to applications made in the two year-period following the Spin-off. The cross-licenses provide for termination upon a change of control with respect to patents issued pursuant to applications made after August 31, 1996, although the licensee may continue to use such patents in products already being shipped or which are substantially near completion of development.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own (directly or indirectly) more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and Nasdaq. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such reports received by it, all Section 16(a) filing requirements applicable to its executive officers, directors and greater-than-10% stockholders during the fiscal year ended November 30, 2001 were satisfied, with the exception of three reports: Michael A. DiPoto filed a Form 4 late for some April transactions and Mr. DiPoto and Alfred A. Molinari, Jr. each filed a late Form 4 in connection with purchases made in July under the Company's rights offering.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the Company's 2003 annual meeting of stockholders must be received by the Company on or before November 16, 2002 in order to be considered for inclusion in the Company's proxy statement. Such a proposal must also comply with the requirements as to form and substance established by the Securities and Exchange Commission in order to be included in the proxy statement and should be directed to: Secretary, Data Translation, Inc., 100 Locke Drive, Marlboro, MA 01752.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors has engaged Arthur Andersen LLP, to serve as the Company's independent public accountants for the fiscal year ended November 30, 2002. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

                                  AUDIT FEES

   The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended November 30, 2001, and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year, were $43,150.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

   No fees were billed for professional services rendered for financial systems design and implementation rendered by the Company's principal accountant for the fiscal year ended November 30, 2001.

                                ALL OTHER FEES

   The aggregate fees billed for all other services rendered by the Company's principal accountant for the fiscal year ended November 30, 2001 were $48,000.

                             AUDITOR INDEPENDENCE

   The Audit Committee has considered whether the provision of the services described under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the principal accountant's independence.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee has reviewed and discussed the audit financial statements of the Company for the fiscal year ended November 30, 2001 with the Company's management.

   The Audit Committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU (S)380).

   The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence.

   Based on the review and discussions with management and the Company's independent accountants referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual report on Form 10-KSB for the fiscal year ended November 30, 2001 and for filing with the Securities and Exchange Commission.

                                          Respectfully submitted,

                                          David Cyganski
                                          D'Anne Hurd

                                OTHER BUSINESS

   The Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

                         ANNUAL REPORT ON FORM 10-KSB

   The Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2001, which includes financial statements, has been filed with the SEC. Copies of the Annual Report on Form 10-KSB may be obtained by stockholders of the Company without charge upon written request to the Secretary of the Company at the address set forth below.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          ELLEN W. HARPIN
                                          Secretary
                                          Data Translation, Inc.
                                          100 Locke Drive
                                          Marlboro, Massachusetts 01752

March 25, 2002

                                                                      EXHIBIT 1

                            DATA TRANSLATION, INC.

                         EMPLOYEE STOCK PURCHASE PLAN

   The purpose of the Data Translation, Inc. Employee Stock Purchase Plan (the "Plan") is to provide eligible employees of Data Translation II, Inc. (the "Company") and certain of its subsidiaries with opportunities to purchase shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Three hundred thousand (300,000) shares of Common Stock in the aggregate have been approved and reserved for this purpose. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of
Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be interpreted in accordance with that intent.

   1. Administration. The Plan will be administered by the person or persons (the "Administrator") appointed by the Company's Board of Directors (the "Board") for such purpose. The Administrator has authority to make rules and regulations for the administration of the Plan, and its interpretations and decisions with regard thereto shall be final and conclusive. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

   2. Offerings. The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan ("Offerings"). Unless otherwise determined by the Administrator, the initial Offering will begin on January 2, 1997 and will end on June 30, 1997 (the "Initial Offering"). Thereafter, unless otherwise determined by the Administrator, an Offering will begin on the first business day occurring on or after each July 1 and January 1 and will end on the last business day occurring on or before the following December 31 and June 30, respectively. The Administrator may, in its discretion, designate a different period for any Offering, provided that no Offering shall exceed one year in duration or overlap any other Offering.

   3. Eligibility. All employees of the Company (including employees who are also directors of the Company) and all employees of each Designated Subsidiary (as defined in Section 11) are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the "Offering Date") they are customarily employed by the Company or a Designated Subsidiary for more than twenty (20) hours a week.

   4. Participation. An employee eligible on any Offering Date may participate in such Offering by submitting an enrollment form to his appropriate payroll location at least fifteen (15) business days before the Offering Date (or by such other deadline as shall be established for the Offering). The form will (a) state a whole percentage to be deducted from his Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Common Stock for him in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for him are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived his right to participate. Unless an employee files a new enrollment form or withdraws from the Plan, his deductions and purchases will continue at the same percentage of Compensation for future Offerings, provided he remains eligible. Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

   5. Employee Contributions. Each eligible employee may authorize payroll deductions at a minimum of one percent (1%) up to a maximum of ten percent (10%) of his Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each participating employee for each Offering. No interest will accrue or be paid on payroll deductions.

   6. Deduction Changes. Except as may be determined by the Administrator in advance of an Offering, an employee may not increase or decrease his payroll deduction during any Offering, but may increase or decrease his payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form at least fifteen (15) business days before the next Offering Date (or by such other deadline as shall be established for the Offering). The Administrator may, in advance of any Offering, establish rules permitting an employee to increase, decrease or terminate his payroll deduction during an Offering.
   7. Withdrawal. An employee may withdraw from participation in the Plan by delivering a written notice of withdrawal to his appropriate payroll location. The employee's withdrawal will be effective as of the next business day. Following an employee's withdrawal, the Company will promptly refund to him his entire account balance under the Plan (after payment for any Common Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. The employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with
Section 4.

   8. Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a participant in the Plan an option ("Option") to purchase on the last day of such Offering (the "Exercise Date"), at the Option Price hereinafter provided for, a maximum of one thousand five hundred (1,500) shares of Common Stock reserved for the purposes of the Plan, or such other maximum number of shares as shall have been established by the Administrator in advance of the Offering. The purchase price for each share purchased under such Option (the "Option Price") will be 85% of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date, whichever is less.

   Notwithstanding the foregoing, no employee may be granted an option hereunder if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of an employee, and all stock which the employee has a contractual right to purchase shall be treated as stock owned by the employee. In addition, no employee may be granted an Option which permits his rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code.

   9. Exercise of Option and Purchase of Shares. Each employee who continues to be a participant in the Plan on the Exercise Date shall be deemed to have exercised his Option on such date and shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in an employee's account at the end of an Offering solely by reason of the inability to purchase a fractional share will be carried forward to the next Offering; any other balance remaining in an employee's account at the end of an Offering will be refunded to the employee promptly.

   10. Issuance of Certificates. Certificates representing shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, or their, nominee for such purpose.

   11.  Definitions.

   The term "Compensation" means the amount of base pay and commissions, prior to salary reduction pursuant to either Section 125 or 401(k) of the Code, but excluding overtime, incentive or bonus awards, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

   The term "Designated Subsidiary" means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders.

   The term "Fair Market Value of the Common Stock" means (i) if the Common Stock is admitted to trading on a national securities exchange or the NASDAQ National Market, the closing price reported for the Common Stock on such exchange or system for such date or, if no sales were reported for such date, for the next preceding date for which a sale was reported, or (ii) if clause
(i) does not apply but the Common Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System Small-Cap Market ("NASDAQ"), the average of the highest bid and lowest asked prices reported for the Common Stock on NASDAQ for such date or, if no bid and asked prices were reported for such date, for the next preceding date for which such prices were reported.

   The term "Parent" means a "parent corporation" with respect to the Company, as defined in Section 424(e) of the Code.

   The term "Subsidiary" means a "subsidiary corporation" with respect to the Company, as defined in Section 424(f) of the Code.

   12. Rights on Termination of Employment. If a participating employee's employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the employee and the balance in his account will be paid to him or, in the case of his death, to his designated beneficiary as if he had withdrawn from the Plan under
Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary.

   13. Special Rules. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Such special rules may include (by way of example, but not by way of limitation) the establishment of a method for employees of a given Designated Subsidiary to fund the purchase of shares other than by payroll deduction, if the payroll deduction method is prohibited by local law or is otherwise impracticable. Any special rules established pursuant to this Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other participants in the Plan.

   14. Optionees. Not Stockholders. Neither the granting of an Option to an employee nor the deductions from his pay shall constitute such employee a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him.

   15. Rights Not Transferable. Rights under the Plan are not transferable by a participating employee other than by will or the laws of descent and distribution, and are exercisable during the employee's lifetime only by the employee.

   16. Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.

   17. Adjustment in Case of Changes Affecting Common Stock. In the event of a subdivision of outstanding shares of Common Stock, or the payment of a dividend in Common Stock, the number of shares approved for the Plan, and the share limitation set forth in Section 8, shall be increased proportionately, and such other adjustment shall be made as may be deemed equitable by the Administrator. In the event of any other change affecting the Common Stock, such adjustment shall be made as may be deemed equitable by the Administrator to give proper effect to such event.

   18. Amendment of the Plan. The Board may at any time, and from time to time, amend the Plan in any respect, except that without the approval, within twelve (12) months of such Board action, by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an "employee stock purchase plan" under Section 423(b) of the Code.

   19. Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase Common Stock on such Exercise Date.

   20. Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of participating employees shall be promptly refunded.

   21. Governmental Regulations. The Company's obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock.

   The Plan shall be governed by Delaware law except to the extent that such law is preempted by federal law.

   22. Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

   23. Tax Withholding. Participation in the Plan is subject to any required tax withholding on income of the participant in connection with the Plan. Each employee agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the employee, including shares issuable under the Plan.

   24. Notification Upon Sale of Shares. Each employee agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased.

   25. Effective Date and Approval of Shareholders. The Plan shall take effect on the later of the date it is adopted by the Board and the date it is approved by the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting of stockholders, which approval must occur within twelve (12) months of the adoption of the Plan by the Board.

                                      PROXY

                             DATA TRANSLATION, INC.

                  PROXY FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

                TO BE HELD THURSDAY, APRIL 23, 2002 AT 9:30 A.M.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Ellen W. Harpin and Alfred A. Molinari, Jr., and each of them, as proxies of the undersigned (the "Proxies"), with full power to appoint his or her substitute, and authorizes each of them to represent and to vote all shares of common stock of Data Translation, Inc. (the "Company") held by the undersigned at the close of business on March 1, 2002, at the 2002 Annual Meeting of Stockholders to be held at the offices of the Company, 100 Locke Drive, Marlboro, Massachusetts, on April 23, 2002 at 9:30 a.m., local time, and at any adjournments or postponements thereof.

PLEASE ACT PROMPTLY: SIGN, DATE & MAIL PROXY CARD TODAY

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DATA TRANSLATION, INC.
c/o Registrar & Transfer Company
10 Commerce Drive
Cranford, NJ 07016-3572

Detach card below, sign, date and mail in postage paid envelope provided.

                             DATA TRANSLATION, INC.
                       100 Locke Drive, Marlboro, MA 01752


                 DETACH HERE ----------------------------------

[X] Please mark votes as in this example.

1. Proposal to elect Alfred A. Molinari, Jr. as a Class III Director of the Company to serve for a three-year term until the 2005 annual meeting of stockholders and until his successor is duly elected and qualified.

FOR [_]
WITHHELD [_]

2. Proposal to ratify the action of the Board of Directors in amending the Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 150,000 to 300,000.

FOR [_]
WITHHELD [_]

MARK HERE FOR ADDRESS CHANGE AND [_] NOTE BELOW

         When properly executed this proxy will be voted in the manner directed hereon by the undersigned stockholder(s).

         If no direction is given, this proxy will be voted FOR Proposal No. 1 and Proposal No. 2 and in their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the stamped envelope provided. The above undersigned stockholder(s) hereby acknowledge(s) receipt of a copy of the accompanying Notice of 2002 Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's 2001 annual report to stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

         Please sign name exactly as shown on stock certificate. Where there is more than one holder, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized person, stating such person's title or authority. If a partnership, please sign in partnership name by authorized person.


Signature ________________

Date _________________